UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 17, 2008

CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, PA		16933
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 17, 2008, Citizens Financial Services, Inc. announced a definitive agreement for its national bank subsidiary, First Citizens National Bank, to purchase the Elmira Savings Bank branch located at 1485 South Main Street, Mansfield, Pennsylvania.

The joint press release titled "First Citizens National Bank to Purchase Elmira Savings Bank Branch in Mansfield, Pennsylvania" is attached as Exhibit 99.1 and incorporate herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1
Press Release issued by First Citizens National Bank and Elmira Savings Bank, FSB on September 17, 2008 titled "First Citizens National Bank to Purchase Elmira Savings Bank Branch in Mansfield, Pennsylvania".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Services, Inc.

Date: September 17, 2008	By:	/s/ Mickey L. Jones
Mickey L. Jones
Executive Vice President and Chief Financial Officer